Pension and Postretirement Benefits	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Retirement and Postretirement Benefits
Retirement and Postretirement Benefits
Components of the net periodic cost for retirement and postretirement benefits for the three months ended June 30, 2012 and 2011 were as follows:

	U.S. Defined Benefit Plans		Non-U.S. Defined Benefit Plans		Postretirement Medical Benefits
(Amounts in millions)	2012	2011	2012	2011	2012	2011
Service cost	$5.4	$4.6	$1.2	$1.3	$—	$—
Interest cost	4.0	4.3	3.3	3.3	0.4	0.5
Expected return on plan assets	(5.2)	(5.4)	(2.1)	(2.0)	—	—
Amortization of prior service benefit	(0.3)	(0.3)	—	—	—	(0.4)
Amortization of unrecognized net loss (gain)	3.0	2.7	1.0	0.5	(0.3)	(0.3)
Net periodic cost (benefit) recognized	$6.9	$5.9	$3.4	$3.1	$0.1	$(0.2)

Components of the net periodic cost for retirement and postretirement benefits for the six months ended June 30, 2012 and 2011 were as follows:

	U.S. Defined Benefit Plans		Non-U.S. Defined Benefit Plans		Postretirement Medical Benefits
(Amounts in millions)	2012	2011	2012	2011	2012	2011
Service cost	$10.6	$9.9	$2.3	$2.5	$—	$—
Interest cost	8.2	8.6	6.7	6.6	0.7	0.9
Expected return on plan assets	(10.6)	(10.9)	(4.2)	(4.0)	—	—
Amortization of prior service benefit	(0.6)	(0.6)	—	—	—	(0.8)
Amortization of unrecognized net loss (gain)	6.1	5.4	2.0	1.0	(0.8)	(0.7)
Net periodic cost (benefit) recognized	$13.7	$12.4	$6.8	$6.1	$(0.1)	$(0.6)

After consideration of our intent to maintain fully funded status, we currently anticipate our contribution to our U.S. pension plan in 2012 will be between approximately $10 million and $20 million, excluding direct benefits paid. See additional discussion of our retirement and postretirement benefits in Note 12 to our consolidated financial statements included in our 2011 Annual Report.

PENSION AND POSTRETIREMENT BENEFITS
We sponsor several noncontributory defined benefit pension plans, covering substantially all U.S. employees and certain non-U.S. employees, which provide benefits based on years of service, age, job grade levels and type of compensation. Retirement benefits for all other covered employees are provided through contributory pension plans, cash balance pension plans and government-sponsored retirement programs. All funded defined benefit pension plans receive funding based on independent actuarial valuations to provide for current service and an amount sufficient to amortize unfunded prior service over periods not to exceed 30 years, with funding falling within the legal limits prescribed by prevailing regulation. We also maintain unfunded defined benefit plans that, as permitted by local regulations, receive funding only when benefits become due.
Our defined benefit plan strategy is to ensure that current and future benefit obligations are adequately funded in a cost-effective manner. Additionally, our investing objective is to achieve the highest level of investment performance that is compatible with our risk tolerance and prudent investment practices. Because of the long-term nature of our defined benefit plan liabilities, our funding strategy is based on a long-term perspective for formulating and implementing investment policies and evaluating their investment performance.
The asset allocation of our defined benefit plans reflect our decision about the proportion of the investment in equity and fixed income securities, and, where appropriate, the various sub-asset classes of each. At least annually, we complete a comprehensive review of our asset allocation policy and the underlying assumptions, which includes our long-term capital markets rate of return assumptions and our risk tolerances relative to our defined benefit plan liabilities.
The expected rates of return on defined benefit plan assets are derived from review of the asset allocation strategy, expected long-term performance of asset classes, risks and other factors adjusted for our specific investment strategy. These rates are impacted by changes in general market conditions, but because they are long-term in nature, short-term market changes do not significantly impact the rates.
Our U.S. defined benefit plan assets consist of a balanced portfolio of U.S. equity and fixed income securities. Our non-U.S. defined benefit plan assets include a significant concentration of United Kingdom ("U.K.") equity and fixed income securities. We monitor investment allocations and manage plan assets to maintain acceptable levels of risk. In addition, certain of our defined benefit plans hold investments in European equity and fixed income securities.
For all periods presented, we used a measurement date of December 31 for all of our worldwide pension and postretirement medical plans.
U.S. Defined Benefit Plans — We maintain qualified and non-qualified defined benefit pension plans in the U.S. The qualified plan provides coverage for substantially all full-time U.S. employees who receive benefits, up to an earnings threshold specified by the U.S. Department of Labor. The non-qualified plans primarily cover a small number of employees including current and former members of senior management, providing them with benefit levels equivalent to other participants, but that are otherwise limited by U.S. Department of Labor rules. The U.S. plans are designed to operate as "cash balance" arrangements, under which the employee has the option to take a lump sum payment at the end of their service. The total accumulated benefit obligation is equivalent to the total projected benefit obligation ("Benefit Obligation").
The following are assumptions related to the U.S. defined benefit pension plans:

	Year Ended December 31,
	2011	2010	2009
Weighted average assumptions used to determine Benefit Obligations:
Discount rate	4.50%	5.00%	5.50%
Rate of increase in compensation levels	4.25	4.25	4.80
Weighted average assumptions used to determine net pension expense:
Long-term rate of return on assets	6.25%	7.00%	7.75%
Discount rate	5.00	5.50	6.75
Rate of increase in compensation levels	4.25	4.80	4.80

At December 31, 2011 as compared to December 31, 2010, we decreased our discount rate from 5.00% to 4.50% based on an analysis of publicly-traded investment grade U.S. corporate bonds, which had a lower yield due to current market conditions. At December 31, 2011 as compared to December 31, 2010 our average assumed rate of compensation remained constant at 4.25%. In determining 2011 expense, we decreased the expected rate of return on assets from 7.00% to 6.25%, primarily based on our target allocations and expected long-term asset returns. The long-term rate of return assumption is calculated using a quantitative approach that utilizes unadjusted historical returns and asset allocation as inputs for the calculation.
Net pension expense for the U.S. defined benefit pension plans (including both qualified and non-qualified plans) was:

	Year Ended December 31,
	2011	2010	2009
	(Amounts in thousands)
Service cost	$19,754	$20,460	$18,471
Interest cost	17,217	17,941	19,247
Expected return on plan assets	(21,692)	(24,066)	(22,152)
Settlement and curtailment of benefits	—	757	—
Amortization of unrecognized prior service benefit	(1,238)	(1,239)	(1,259)
Amortization of unrecognized net loss	10,784	9,492	6,502
U.S. net pension expense	$24,825	$23,345	$20,809

The estimated prior service benefit for the defined benefit pension plans that will be amortized from accumulated other comprehensive loss into U.S. pension expense in 2012 is $1.2 million. The estimated net loss for the defined benefit pension plans that will be amortized from accumulated other comprehensive loss into U.S. pension expense in 2012 is $12.3 million. We amortize estimated prior service benefits and estimated net losses over the remaining expected service period.
The following summarizes the net pension liability for U.S. plans:

	December 31,
	2011	2010
	(Amounts in thousands)
Plan assets, at fair value	$349,986	$345,710
Benefit Obligation	(387,131)	(361,766)
Funded status	$(37,145)	$(16,056)

The following summarizes amounts recognized in the balance sheet for U.S. plans:

	December 31,
	2011	2010
	(Amounts in thousands)
Current liabilities	$(346)	$(343)
Noncurrent liabilities	(36,799)	(15,713)
Funded status	$(37,145)	$(16,056)

The following is a summary of the changes in the U.S. defined benefit plans’ pension obligations:

	2011	2010
	(Amounts in thousands)
Balance — January 1	$361,766	$345,981
Service cost	19,754	20,460
Interest cost	17,217	17,941
Settlements, plan amendments and other	—	(3,148)
Actuarial loss	14,455	7,846
Benefits paid	(26,061)	(27,314)
Balance — December 31	$387,131	$361,766
Accumulated benefit obligations at December 31	$387,131	$361,766

The following table summarizes the expected cash benefit payments for the U.S. defined benefit pension plans in the future (amounts in millions):

2012	$32.6
2013	34.1
2014	34.8
2015	35.8
2016	35.5
2017-2021	195.7

The following table shows the change in accumulated other comprehensive loss attributable to the components of the net cost and the change in Benefit Obligations for U.S. plans, net of tax:

	2011	2010	2009
	(Amounts in thousands)
Balance — January 1	$(95,258)	$(103,946)	$(108,104)
Amortization of net loss	6,718	6,063	4,280
Amortization of prior service benefit	(771)	(791)	(829)
Net (loss) gain arising during the year	(9,434)	3,509	773
New prior service cost arising during the year	—	(93)	(66)
Balance — December 31	$(98,745)	$(95,258)	$(103,946)

Amounts recorded in accumulated other comprehensive loss consist of:

	December 31,
	2011	2010
	(Amounts in thousands)
Unrecognized net loss	$(98,869)	$(96,164)
Unrecognized prior service benefit	124	906
Accumulated other comprehensive loss, net of tax:	$(98,745)	$(95,258)

The following is a reconciliation of the U.S. defined benefit pension plans’ assets:

	2011	2010
	(Amounts in thousands)
Balance — January 1	$345,710	$306,288
Return on plan assets	21,466	36,400
Company contributions	8,871	33,380
Benefits paid	(26,061)	(27,314)
Settlements	—	(3,044)
Balance — December 31	$349,986	$345,710

We contributed $8.9 million and $33.4 million to the U.S. defined benefit pension plans during 2011 and 2010, respectively. These payments exceeded the minimum funding requirements mandated by the U.S. Department of Labor rules. Our estimated contribution in 2012 is expected to be between $20 million and $25 million, excluding direct benefits paid.
All U.S. defined benefit plan assets are held by the qualified plan. The asset allocation for the qualified plan at the end of 2011 and 2010 by asset category, are as follows:

	Target Allocation at December 31,		Percentage of Actual Plan Assets at December 31,
Asset category	2011	2010	2011	2010
U.S. Large Cap	28%	35%	28%	35%
U.S. Small Cap	4%	5%	4%	5%
International Large Cap	14%	10%	14%	10%
Emerging Markets(1)	4%	0%	4%	0%
Equity securities	50%	50%	50%	50%
Long-Term Government / Credit	21%	29%	21%	29%
Intermediate Bond	29%	21%	29%	21%
Fixed income	50%	50%	50%	50%
Multi-strategy hedge fund	0%	0%	0%	0%
Other	0%	0%	0%	0%
Other(2)	0%	0%	0%	0%
_______________________________________

(1)	Less than 1% of holdings are in the Emerging Markets category in 2010.

(2)	Less than 1% of holdings are in the Other category in 2011 and 2010.
None of our common stock is directly held by our qualified plan. Our investment strategy is to earn a long-term rate of return consistent with an acceptable degree of risk and minimize our cash contributions over the life of the plan, while taking into account the liquidity needs of the plan. We preserve capital through diversified investments in high quality securities. Our current allocation target is to invest approximately 50% of plan assets in equity securities and 50% in fixed income securities. Within each investment category, assets are allocated to various investment strategies. A professional money management firm manages our assets, and we engage a consultant to assist in evaluating these activities. We periodically review the allocation target, generally in conjunction with an asset and liability study and in consideration of our future cash flow needs. We regularly rebalance the actual allocation to our target investment allocation.
Plan assets are invested in commingled funds and the individual funds are actively managed with the intent to outperform specified benchmarks. Our "Pension and Investment Committee" is responsible for setting the investment strategy and the target asset allocation, as well as selecting individual funds. As the qualified plan is approaching fully funded status, we are working toward the implementation of a Liability-Driven Investing ("LDI") strategy, which will more closely align the duration of the assets with the duration of the liabilities. An LDI strategy will result in an asset portfolio that more closely matches the behavior of the liability, thereby protecting the funded status of the plan.
The plan’s financial instruments, shown below, are presented at fair value. See Note 1 for further discussions on how the hierarchical levels of the fair values of the Plan’s investments are determined. The fair values of our U.S. defined benefit plan assets were:

	At December 31, 2011				At December 31, 2010
		Hierarchical Levels				Hierarchical Levels
	Total	I	II	III	Total	I	II	III
	(Amounts in thousands)				(Amounts in thousands)
Cash	$72	$72	$—	$—	$550	$550	$—	$—
Commingled Funds:
Equity securities
U.S. Large Cap(a)	97,972	—	97,972	—	120,285	—	120,285	—
U.S. Small Cap(b)	13,996	—	13,996	—	17,111	—	17,111	—
International Large Cap(c)	48,986	—	48,986	—	34,353	—	34,353	—
Emerging Markets(d)	13,996	—	13,996	—	—	—	—	—
Fixed income securities
Long-Term Government/Credit(e)	75,228	—	75,228	—	99,124	—	99,124	—
Intermediate Bond(f)	99,721	—	99,721	—	73,988	—	73,988	—
Other types of investments:
Multi-strategy hedge fund(g)	—	—	—	—	299	—	—	299
Other(h)	15	—	15	—		—	—	—
	$349,986	$72	$349,914	$—	$345,710	$550	$344,861	$299
_______________________________________

(a)
U.S. Large Cap funds seek to outperform the Russell 1000 (R) Index with investments in 1,000 large and medium capitalization U.S. companies represented in the Russell 1000 (R) Index, which is composed of the largest 1,000 U.S. equities in the Russell 3000 (R) Index as determined by market capitalization. The Russell 3000 (R) Index is composed of the largest U.S. equities as determined by market capitalization.

(b)
U.S. Small Cap funds seek to outperform the Russell 2000 (R) Index with investments in medium and small capitalization U.S. companies represented in the Russell 2000 (R) Index, which is composed of the smallest 2,000 U.S. equities in the Russell 3000 (R) Index as determined by market capitalization.

(c)
International Large Cap funds seek to outperform the MSCI Europe, Australia, and Far East Index with investments in most of the developed nations of the world so as to maintain a high degree of diversification among countries and currencies.

(d)
Emerging Markets funds represent a diversified portfolio that seeks high, long-term returns comparable to investments in emerging markets by investing in stocks from newly developed emerging market economies.

(e)
Long-Term Government/Credit funds seek to outperform the Barclays Capital U.S. Long-Term Government/Credit Index by generating excess return through a variety of diversified strategies in securities with longer durations, such as sector rotation, security selection and tactical use of high-yield bonds.

(f)
Intermediate Bonds seek to outperform the Barclays Capital U.S. Aggregate Bond Index by generating excess return through a variety of diversified strategies in securities with short to intermediate durations, such as sector rotation, security selection and tactical use of high-yield bonds.

(g)	Multi-strategy hedge funds represents a fund of hedge funds that invest in a variety of private equity funds and real estate. Level III rollforward details have not been provided due to immateriality.

(h)	Details have not been provided due to immateriality.
Non-U.S. Defined Benefit Plans — We maintain defined benefit pension plans, which cover some or all of the employees in the following countries: Austria, France, Germany, India, Indonesia, Italy, Japan, Mexico, The Netherlands, Sweden and the U.K. The assets in the U.K. (two plans) and The Netherlands (one plan) represent 98% of the total non-U.S. plan assets ("non-U.S. assets"). Details of other countries’ assets have not been provided due to immateriality.
The following are assumptions related to the non-U.S. defined benefit pension plans:

	Year Ended December 31,
	2011	2010	2009
Weighted average assumptions used to determine Benefit Obligations:
Discount rate	5.09%	5.13%	5.41%
Rate of increase in compensation levels	3.56	3.46	3.58
Weighted average assumptions used to determine net pension expense:
Long-term rate of return on assets	6.13%	6.21%	4.38%
Discount rate	5.13	5.41	5.47
Rate of increase in compensation levels	3.46	3.58	3.07

At December 31, 2011 as compared to December 31, 2010, we decreased our average discount rate for non-U.S. plans from 5.13% to 5.09% based primarily on lower applicable corporate AA bond yields for the U.K., partially offset by higher applicable corporate AA bond yields for the Euro zone. In determining 2011 expense, we decreased our average rate of return on assets from 6.21% at December 31, 2010 to 6.13% at December 31, 2011, primarily as a result of the decrease in the U.K. rate of return on assets resulting from changes in the target allocations. As the expected rate of return on plan assets is long-term in nature, short-term market changes do not significantly impact the rates.
Many of our non-U.S. defined benefit plans are unfunded, as permitted by local regulation. The expected long-term rate of return on assets for funded plans was determined by assessing the rates of return for each asset class and is calculated using a quantitative approach that utilizes unadjusted historical returns and asset allocation as inputs for the calculation. We work with our actuaries to determine the reasonableness of our long-term rate of return assumptions by looking at several factors including historical returns, expected future returns, asset allocation, risks by asset class and other items.
Net pension expense for non-U.S. defined benefit pension plans was:

	Year Ended December 31,
	2011	2010	2009
	(Amounts in thousands)
Service cost	$5,113	$4,691	$3,950
Interest cost	13,867	12,776	12,099
Expected return on plan assets	(8,382)	(7,164)	(4,373)
Amortization of unrecognized net loss	2,172	2,367	2,604
Settlement and other	239	131	607
Non-U.S. net pension expense	$13,009	$12,801	$14,887

The estimated net loss for the defined benefit pension plans that will be amortized from accumulated other comprehensive loss into non-U.S. pension expense in 2012 is $3.8 million. We amortize estimated net losses over the remaining expected service period or over the remaining expected lifetime of inactive participants for plans with only inactive participants.
The following summarizes the net pension liability for non-U.S. plans:

	December 31,
	2011	2010
	(Amounts in thousands)
Plan assets, at fair value	$145,112	$133,944
Benefit Obligation	(271,638)	(263,970)
Funded status	$(126,526)	$(130,026)

The following summarizes amounts recognized in the balance sheet for non-U.S. plans:

	December 31,
	2011	2010
\	(Amounts in thousands)
Noncurrent assets	$3,257	$14
Current liabilities	(7,909)	(7,775)
Noncurrent liabilities	(121,874)	(122,265)
Funded status	$(126,526)	$(130,026)

The following is a reconciliation of the non-U.S. plans’ defined benefit pension obligations:

	2011	2010
	(Amounts in thousands)
Balance — January 1	$263,970	$260,765
Service cost	5,113	4,691
Interest cost	13,867	12,776
Employee contributions	345	512
Plan amendments and other	(1,511)	1,414
Actuarial loss(1)	10,693	8,329
Net benefits and expenses paid	(15,525)	(13,257)
Currency translation impact(2)	(5,314)	(11,260)
Balance — December 31	$271,638	$263,970
Accumulated benefit obligations at December 31	$252,795	$237,916
_______________________________________

(1)	The actuarial losses primarily reflect the impact of assumption changes in the U.K. plans.

(2)	The currency translation impact in 2010 reflects the strengthening of the U.S. dollar exchange rate against our significant currencies, primarily the British pound and the Euro.
The following table summarizes the expected cash benefit payments for the non-U.S. defined benefit plans in the future (amounts in millions):

2012	$13.8
2013	13.1
2014	14.2
2015	14.9
2016	15.3
2017-2021	87.3

The following table shows the change in accumulated other comprehensive loss attributable to the components of the net cost and the change in Benefit Obligations for non-U.S. plans, net of tax:

	2011	2010	2009
	(Amounts in thousands)
Balance — January 1	$(38,819)	$(39,649)	$(34,156)
Amortization of net loss	1,609	1,349	2,049
Net loss arising during the year	(6,763)	(1,305)	(5,018)
Settlement loss	155	75	426
Prior service cost arising during the year	191	(677)	—
Currency translation impact and other	517	1,388	(2,950)
Balance — December 31	$(43,110)	$(38,819)	$(39,649)

Amounts recorded in accumulated other comprehensive loss consist of:

	December 31,
	2011	2010
	(Amounts in thousands)
Unrecognized net loss	$(42,433)	$(37,704)
Unrecognized prior service cost	(677)	(1,115)
Accumulated other comprehensive loss, net of tax:	$(43,110)	$(38,819)

The following is a reconciliation of the non-U.S. plans’ defined benefit pension assets:

	2011	2010
	(Amounts in thousands)
Balance — January 1	$133,944	$120,897
Return on plan assets	10,279	13,237
Employee contributions	345	512
Company contributions	18,149	16,840
Currency translation impact and other	(1,797)	(4,285)
Net benefits and expenses paid	(15,525)	(13,257)
Settlements	(283)	—
Balance — December 31	$145,112	$133,944

Our contributions to non-U.S. defined benefit pension plans in 2012 are expected to be approximately $10 million, excluding direct benefits paid.
The asset allocations for the non-U.S. defined benefit pension plans at the end of 2011 and 2010 are as follows:

	Target Allocation at December 31,		Percentage of Actual Plan Assets at December 31,
Asset category	2011	2010	2011	2010
North American Companies	5%	5%	5%	5%
U.K. Companies	20%	26%	20%	26%
European Companies	6%	7%	6%	7%
Asian Pacific Companies	5%	6%	5%	6%
Global Equity	1%	3%	1%	3%
Emerging Markets(1)	0%	0%	0%	0%
Equity securities	37%	47%	37%	47%
U.K. Government Gilt Index	21%	18%	21%	18%
U.K. Corporate Bond Index	17%	15%	17%	15%
Global Fixed Income Bond	23%	18%	23%	18%
Fixed income	61%	51%	61%	51%
Other	2%	2%	2%	2%
_______________________________________

(1)	Less than 1% of holdings are in the Emerging Markets category in 2010.
None of our common stock is held directly by these plans. In all cases, our investment strategy for these plans is to earn a long-term rate of return consistent with an acceptable degree of risk and minimize our cash contributions over the life of the plan, while taking into account the liquidity needs of the plan and the legal requirements of the particular country. We preserve capital through diversified investments in high quality securities.
Asset allocation differs by plan based upon the plan’s Benefit Obligation to participants, as well as the results of asset and liability studies that are conducted for each plan and in consideration of our future cash flow needs. Professional money management firms manage plan assets and we engage consultants in the U.K. and The Netherlands to assist in evaluation of these activities. The assets of the U.K. plans are overseen by a group of Trustees who review the investment strategy, asset allocation and fund selection. These assets are passively managed as they are invested in index funds that attempt to match the performance of the specified benchmark index. The assets of The Netherlands plan are independently managed by an outside service provider.
The fair values of the non-U.S. assets were:

	At December 31, 2011				At December 31, 2010
		Hierarchical Levels				Hierarchical Levels
	Total	I	II	III	Total	I	II	III
	(Amounts in thousands)				(Amounts in thousands)
Cash	$453	$453	$—	$—	$58	$58	$—	$—
Commingled Funds:
Equity securities
North American Companies(a)	7,276	—	7,276	—	7,141	—	7,141	—
U.K. Companies(b)	28,372	—	28,372	—	34,275	—	34,275	—
European Companies (c)	8,459	—	8,459	—	9,405	—	9,405	—
Asian Pacific Companies(d)	6,722	—	6,722	—	7,553	—	7,553	—
Global Equity(e)	1,745	—	1,745	—	3,590	—	3,590	—
Emerging Markets(f)	—	—	—	—	282	—	282	—
Fixed income securities
U.K. Government Gilt Index(g)	30,707	—	30,707	—	24,189	—	24,189	—
U.K. Corporate Bond Index(h)	25,004	—	25,004	—	19,867	—	19,867	—
Global Fixed Income Bond(i)	33,743	—	33,743	—	24,384	—	24,384	—
Other(j)	2,631	—	—	2,631	3,200	—	—	3,200
	$145,112	$453	$142,028	$2,631	$133,944	$58	$130,686	$3,200
_______________________________________

(a)
North American Companies represents U.S. and Canadian large cap equity index funds, which are passively managed and track their respective benchmarks (FTSE All-World USA Index and FTSE All-World Canada Index).

(b)	U.K. Companies represents a U.K. equity index fund, which is passively managed and tracks the FTSE All-Share Index.

(c)	European companies represents a European equity index fund, which is passively managed and tracks the FTSE All-World Developed Europe Ex-U.K. Index.

(d)
Asian Pacific Companies represents Japanese and Pacific Rim equity index funds, which are passively managed and track their respective benchmarks (FTSE All-World Japan Index and FTSE All-World Developed Asia Pacific Ex-Japan Index).

(e)
Global Equity represents actively managed, global equity funds taking a top-down strategic view on the different regions by analyzing companies based on fundamentals, market-driven, thematic and quantitative factors to generate alpha.

(f)
Emerging Markets represents a diversified portfolio of shares issued by companies in any developing or emerging country of Latin America, Asia, Eastern Europe, the Middle East, and Africa using a bottom-up stock selection process.

(g)
U.K. Government Gilt Index represents U.K. government issued fixed income investments which are passively managed and track the respective benchmarks (FTSE U.K. Gilt Index-Linked Over 5 Years Index and FTSE U.K. Gilt Over 15 Years Index).

(h)	U.K. Corporate Bond Index represents U.K. corporate bond investments, which are passively managed and track the iBoxx Over 15 years £ Non-Gilt Index.

(i)
Global Fixed Income Bond represents mostly European fixed income investment funds that are actively managed, diversified and primarily invested in traditional government bonds, high-quality corporate bonds, asset backed securities, emerging market debt and high yield corporates.

(j)	Includes assets held by plans outside the U.K. and The Netherlands. Details, including Level III rollforward details, have not been provided due to immateriality.
Defined Benefit Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets — The following summarizes key pension plan information regarding U.S. and non-U.S. plans whose accumulated benefit obligations exceed the fair value of their respective plan assets.

	December 31,
	2011	2010
	(Amounts in thousands)
Benefit Obligation	$640,162	$518,443
Accumulated benefit obligation	623,169	510,302
Fair value of plan assets	473,801	379,351

Postretirement Medical Plans — We sponsor several defined benefit postretirement medical plans covering certain current retirees and a limited number of future retirees in the U.S. These plans provide for medical and dental benefits and are administered through insurance companies and health maintenance organizations. The plans include participant contributions, deductibles, co-insurance provisions and other limitations and are integrated with Medicare and other group plans. We fund the plans as benefits and health maintenance organization premiums are paid, such that the plans hold no assets in any period presented. Accordingly, we have no investment strategy or targeted allocations for plan assets. Benefits under our postretirement medical plans are not available to new employees or most existing employees.
The following are assumptions related to postretirement benefits:

	Year Ended December 31,
	2011	2010	2009
Weighted average assumptions used to determine Benefit Obligation:
Discount rate	4.25%	4.75%	5.25%
Weighted average assumptions used to determine net expense:
Discount rate	4.75%	5.25%	6.50%

The assumed ranges for the annual rates of increase in medical costs used to determine net expense were 8.5% for 2011, 9.0% for 2010 and 9.0% for 2009, with a gradual decrease to 5.0% for 2032 and future years.
Net postretirement benefit income for postretirement medical plans was:

	Year Ended December 31,
	2011	2010	2009
	(Amounts in thousands)
Service cost	$12	$28	$42
Interest cost	1,782	1,940	2,493
Amortization of unrecognized prior service benefit	(1,558)	(1,916)	(1,974)
Amortization of unrecognized net gain	(1,463)	(2,480)	(2,903)
Net postretirement benefit income	$(1,227)	$(2,428)	$(2,342)

The estimated prior service benefit for postretirement medical plans that will be amortized from accumulated other comprehensive loss into U.S. pension expense in 2012 is less than $0.1 million. The estimated net gain for postretirement medical plans that will be amortized from accumulated other comprehensive loss into U.S. expense in 2012 is $2.0 million.
The following summarizes the accrued postretirement benefits liability for the postretirement medical plans:

	December 31,
	2011	2010
	(Amounts in thousands)
Postretirement Benefit Obligation	$35,045	$39,053
Funded status	$(35,045)	$(39,053)

The following summarizes amounts recognized in the balance sheet for postretirement Benefit Obligation:

	December 31,
	2011	2010
	(Amounts in thousands)
Current liabilities	$(4,278)	$(4,683)
Noncurrent liabilities	(30,767)	(34,370)
Funded status	$(35,045)	$(39,053)

The following is a reconciliation of the postretirement Benefit Obligation:

	2011	2010
	(Amounts in thousands)
Balance — January 1	$39,053	$40,170
Service cost	12	28
Interest cost	1,782	1,940
Employee contributions	2,445	2,492
Medicare subsidies receivable	450	359
Actuarial (gain) loss	(1,877)	679
Net benefits and expenses paid	(6,820)	(6,615)
Balance — December 31	$35,045	$39,053

The following presents expected benefit payments for future periods (amounts in millions):

	Expected Payments	Medicare Subsidy
2012	$4.4	$0.2
2013	4.1	0.2
2014	3.8	0.2
2015	3.6	0.2
2016	3.4	0.2
2017-2021	12.9	0.8

The following table shows the change in accumulated other comprehensive loss attributable to the components of the net cost and the change in Benefit Obligations for postretirement benefits, net of tax:

	2011	2010	2009
	(Amounts in thousands)
Balance — January 1	$7,793	$10,915	$13,183
Amortization of net gain	(911)	(1,525)	(2,016)
Amortization of prior service benefit	(971)	(1,179)	(1,371)
Net gain (loss) arising during the year	1,170	(418)	1,119
Balance — December 31	$7,081	$7,793	$10,915

Amounts recorded in accumulated other comprehensive loss consist of:

	December 31,
	2011	2010
	(Amounts in thousands)
Unrecognized net gain	$7,055	$6,774
Unrecognized prior service benefit	26	1,019
Accumulated other comprehensive income, net of tax:	$7,081	$7,793

We made contributions to the postretirement medical plans to pay benefits of $3.9 million in 2011, $3.8 million in 2010 and $3.8 million in 2009. Because the postretirement medical plans are unfunded, we make contributions as the covered individuals’ claims are approved for payment. Accordingly, contributions during any period are directly correlated to the benefits paid.
Assumed health care cost trend rates have an effect on the amounts reported for the postretirement medical plans. A one-percentage point change in assumed health care cost trend rates would have the following effect on the 2011 reported amounts (in thousands):

	1% Increase	1% Decrease
Effect on postretirement Benefit Obligation	$436	$(424)
Effect on service cost plus interest cost	17	(16)

Defined Contribution Plans — We sponsor several defined contribution plans covering substantially all U.S. and Canadian employees and certain other non-U.S. employees. Employees may contribute to these plans, and these contributions are matched in varying amounts by us, including opportunities for discretionary matching contributions by us. Defined contribution plan expense was $17.8 million in 2011, $17.3 million in 2010 and $16.7 million in 2009.
Participants in the U.S. defined contribution plan have the option to invest in our common stock and, prior to 2009, discretionary contributions by us were funded with our common stock; therefore, the plan assets include such holdings of our common stock.